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                                                                    Exhibit 10.1

                AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

     This Amendment No. 3 (the "Amendment") is dated as of November 20, 2001 among New School, Inc. (the "Seller"), School Specialty Inc. (the "Servicer"), Falcon Asset Securitization Corporation ("Falcon"), the Financial Institutions and Bank One, NA (Main Office Chicago), as agent (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Seller, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 (as previously amended, the "Agreement"); and

     WHEREAS, the Seller, Falcon, the Financial Institutions and the Agent desire to amend the Agreement in certain respects more fully described hereinafter;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms. Capitalized terms used herein and not otherwise defined
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shall have their eanings as attributed to such terms in the
Agreement.

     2.   Amendments to the Agreement.
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     2.1. Amendment to Definition of Liquidity Termination Date. The definition
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of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended by deleting the date "November 20, 2001" where it appears therein and inserting the date "November 19, 2002" in lieu thereof.

     3.   Representations and Warranties. In order to induce the Agent and the
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undersigned Purchasers to enter into this Amendment each Seller Party represents and warrants that:

     3.1. The representations and warranties set forth in Article IX of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Amortization Event or Potential Amortization Event on the date hereof.

     3.2. The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as

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such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

     3.3. Neither the execution and delivery by such Seller Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Seller Party or the Seller Party's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Seller Party is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     4.   Effective Date. This Amendment shall become effective as of the date
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above first written upon receipt by the Agent of (i) counterparts of this
Amendment duly executed by the Seller, the Servicer, Falcon and the Financial Institution, and (ii) such other documents as the Agent, Falcon or any Financial Institution may request.

     5.   Ratification. The Agreement, as amended hereby, is hereby ratified,
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approved and confirmed in all respects.

     6.   Reference to Agreement. From and after the effective date hereof, each
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reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

     7.   CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
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THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

     8.   Execution in Counterparts. This Amendment may be executed in any
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number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Seller, the Servicer, Falcon, the Financial
Institutions and the Agent have executed this Amendment as of the date first above written.

                                   NEW SCHOOL, INC., as Seller

                                   By:    /s/ Mary M. Kabacinski
                                       ---------------------------------

                                   Title: EVP/CFO
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                                   SCHOOL SPECIALTY, INC., as Servicer

                                   By:    /s/ Mary M. Kabacinski
                                       ---------------------------------

                                   Title: EVP/CFO
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                                   FALCON ASSET SECURITIZATION CORPORATION

                                   By:    /s/ Elizabeth Chung
                                       ---------------------------------

                                   Authorized Signatory

                                   BANK ONE, NA (MAIN OFFICE
                                   CHICAGO), individually as a Financial
                                   Institution and as Agent

                                   By:    /s/ Elizabeth Chung
                                       ---------------------------------

                                   Title: Authorized Signatory
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